                                                           Exhibit 10.16


                         AMENDMENT OF PROMISSORY NOTE


     This Amendment of Promissory Note is made as of February 8, 1996, between KeraVision, Inc. (the "Company") and Darlene Crockett-Billig (the "Purchaser").

     The Promissory Note ("Note") executed by the Purchaser on February 8, 1994, under which the Purchaser promised to pay to the Company $2,312.74, plus interest, on or before February 8, 1996, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $285.66, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $2,598.40.

     (2) The due date of all principal and interest under the Note is extended to February 8, 1998.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 4.19% per annum, compounded semi-annually, to 5.25% per annum, compounded semi-annually.


KERAVISION, INC.                        DARLENE CROCKETT-BILLIG


/s/ Mark Fischer-Colbrie                /s/Darlene Crockett-Billig
____________________________________    _________________________________
Signature                               Signature



By: Mark Fischer-Colbrie
   _________________________________
             Print Name



Title: VP Finance, CFO
      ______________________________

                         AMENDMENT OF PROMISSORY NOTE


     This Amendment of Promissory Note is made as of February 8, 1996, between KeraVision, Inc. (the "Company") and Darlene Crockett-Billig (the "Purchaser").

     The Promissory Note ("Note") executed by the Purchaser on February 8, 1994, under which the Purchaser promised to pay to the Company $4,638.14, plus interest, on or before February 8, 1996, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $374.46, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $5,012.60.

     (2) The due date of all principal and interest under the Note is extended to February 8, 1998.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 3.92% per annum, compounded semi-annually, to 5.25% per annum, compounded semi-annually.

KERAVISION, INC.                        DARLENE CROCKETT-BILLIG

/s/ Mark Fischer-Colbrie                /s/Darlene Crockett-Billig
____________________________________    _________________________________
Signature                               Signature



By: Mark Fischer-Colbrie
   _________________________________
             Print Name



Title: VP Finance, CFO
      ______________________________

                         AMENDMENT OF PROMISSORY NOTE


     This Amendment of Promissory Note is made as of January 13, 1996, between KeraVision, Inc. (the "Company") and Darlene Crockett-Billig (the "Purchaser").

     The Promissory Note ("Note") executed by the Purchaser on January 13, 1993, under which the Purchaser promised to pay to the Company $6,315.25, plus interest, on or before January 13, 1996, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $863.95, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $7,179.20.

     (2) The due date of all principal and interest under the Note is extended to January 13, 1998.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 4.32% per annum, compounded semi-annually, to 5.43% per annum, compounded semi-annually.

KERAVISION, INC.                        DARLENE CROCKETT-BILLIG

/s/ Mark Fischer-Colbrie                /s/Darlene Crockett-Billig
____________________________________    _________________________________
Signature                               Signature



By: Mark Fischer-Colbrie
   _________________________________
             Print Name



Title: VP Finance, CFO
      ______________________________